EXHIBIT 10(xvii)

TAYLOR DEVICES, INC.

SECOND AMENDMENT TO EMPLOYMENT AGREEMENT

                This SECOND AMENDMENT TO EMPLOYMENT AGREEMENT is made on this 11th day of November, 2011 by and between TAYLOR DEVICES, INC. (the "Company"), a New York corporation having an office located at 90 Taylor Drive, North Tonawanda, New York 14120‑9748 and DOUGLAS P. TAYLOR, an individual residing at 375 Belmont Court East, North Tonawanda, New York 14120 (the "Executive").

                WHEREAS, the Company and the Executive have each agreed that it is in their best interests to amend the Employment Agreement by and between the Company and the Executive entered into as of December 1, 2000 and amended by the First Amendment thereto entered into as of December 22, 2006 (as so amended, the "Agreement") to comply with Section 409A(a)(2)(B)(i) of the Internal Revenue Code of 1986, as amended ("§ 409A"); and

                WHEREAS, to accomplish the foregoing, the Company and the Executive have agreed to enter into this Second Amendment to Employment Agreement (the "Amendment"), as hereinafter set forth.

                NOW, THEREFORE, in consideration of the mutual covenants contained herein and in the Agreement, the parties hereby agree as follows:

1.                 The Agreement is hereby amended by inserting a new Section 21 thereof, to read as follows:

21.                Postponement of Certain Payments.

                                  Notwithstanding any other provision hereof, no amount shall be paid to Executive before the later of (i) May 11, 2013 (being the date 18 months following the date of this Amendment), or (ii) six months following the date of Executive's "separation from service," within the meaning of § 409A and the Regulations of the Internal Revenue Service thereunder (or, if earlier, the date of death of Executive).

2.                Except as expressly amended by this Amendment, all other terms of the Agreement shall remain in full force and effect, without modification, change or amendment of any kind.

3.                This Amendment shall be effective immediately.

[SIGNATURE PAGE FOLLOWS]

                    IN WITNESS WHEREOF, the Company has caused this Amendment to be executed by its duly authorized officer; and Executive has signed this Amendment, on the date and year first above written.

ATTEST:

                                                                                                                                                        TAYLOR DEVICES, INC.

/s/Kathleen A. Nicosia                                                                                                                 By:                /s/Richard G. Hill
                                                                                                                                                                                Name:                  Richard G. Hill
                                                                                                                                                                                Title:                  Executive Vice President

/s/Kathleen M. King                                                                                                                                           EXECUTIVE
WITNESS

/s/Mark V. McDonough                                                                                                                           /s/Douglas P. Taylor
WITNESS                                                                                                                                                    DOUGLAS P. TAYLOR